EXHIBIT 99.1

Acasti Appoints Seasoned Executive Brian D. Ford CPA-CA as Chief Financial Officer

LAVAL, Québec, Sept. 16, 2020 (GLOBE NEWSWIRE) -- Acasti Pharma Inc. (“Acasti” or the “Company”) (NASDAQ: ACST – TSX-V: ACST) announced that it has appointed seasoned financial executive Brian D. Ford as its Chief Financial Officer, effective September 14, 2020. Mr. Ford assumes the responsibilities formerly held by Jean-Francois Boily, Vice-President, Finance, who recently resigned.

Brian D. Ford brings over three decades of financial, project management and M&A experience within the healthcare and financial industries. Mr. Ford is an accomplished CPA-CA having served both publicly traded as well as privately owned organizations. Mr. Ford has been responsible for developing business recovery strategies, negotiating M&A transactions, as well as managing quarterly and yearly accounting reports. Most recently, Mr. Ford served as Chief Financial Officer and Senior Business Advisor at  a private group of Ontario based medical clinics, including the largest chronic pain management practice in Canada. During his position as CFO and Senior Business Advisor, Mr. Ford significantly improved the Company’s performance and was instrumental in preparing the Company for its Initial Public Offering. Prior to that, Mr. Ford served as Chief Financial Officer at Telesta Therapeutics. At Telesta Therapeutics, Mr. Ford helped develop a new business plan and was heavily involved in all capital transactions. Previously, Mr. Ford started his own consulting firm, Petersford Consulting, where he provided clients with finance and business risk services. Mr. Ford began his career at Ernst & Young, working his way to Principal, Business Risk Services, developing essential business plans that evaluated revenue and cost profiles supporting budget planning and understanding drivers of growth, specifically with healthcare companies. Additionally, at Ernst & Young, Mr. Ford participated in and often led teams in due diligence assignments in relation to mergers and acquisitions or the sale of a business, having extensive experience in developing financial forecasts, product and market valuation, and audits of critical accounting and processes. Mr. Ford holds a B.A. in Economics, History, and English from the University of Guelph and has a Graduate Diploma in Accounting from the University of McGill. Mr. Ford is a member of the Ontario Institute of Chartered Accountants.

Jan D’Alvise, Chief Executive Officer of Acasti, commented, “We are extremely pleased to appoint Brian D. Ford as Chief Financial Officer. Brian brings strong leadership skills, as well as analytical and financial skills that we believe will add significant value. As we explore strategic options and opportunities, we believe Brian’s experience in problem solving, strategic transactions, and M&A will prove beneficial. Brian will assume all responsibilities formerly held by Jean-Francois Boily, who recently resigned, as previously announced. We thank Mr. Boily for his contributions to Acasti and wish him well on his future endeavours.”

Brian D. Ford commented, “I’m thrilled to accept the CFO position at Acasti Pharma and look forward to successfully working with the Acasti team. I believe my experience in evaluating strategic opportunities as well as M&A transactions will provide valuable insights for Acasti as we evaluate our options moving forward.”

Forward Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking information” within the meaning of Canadian securities laws and “forward-looking statements” within the meaning of U.S. federal securities laws (collectively, “forward-looking statements”). Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Acasti to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “potential,” “should,” “may,” “will,” “plans,” “continue”, “targeted” or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Forward-looking statements in this press release include, but are not limited to, information or statements about Acasti’s strategy, future operations, its review of strategic options, potential value for CaPre®, prospects and the plans of management.

The forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement, the “Special Note Regarding Forward-Looking Statements” section contained in Acasti’s latest annual report on Form 10-K, which will be available on EDGAR at www.sec.gov/edgar/shtml, on SEDAR at www.sedar.com and on the investor section of Acasti’s website at www.acastipharma.com. All forward-looking statements in this press release are made as of the date of this press release. Acasti does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements contained herein are also subject generally to assumptions and risks and uncertainties that are described from time to time in Acasti’s public securities filings with the Securities and Exchange Commission and the Canadian securities commissions, including Acasti’s latest annual report on Form 10-K under the caption “Risk Factors”.

Neither NASDAQ, the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Acasti Contact:
Jan D’Alvise
Chief Executive Officer
Tel: 450-686-4555
Email: info@acastipharma.com
www.acastipharma.com

Investor Contact:
Crescendo Communications, LLC
Tel: 212-671-1020
Email: ACST@crescendo-ir.com